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                                                                      Exhibit 99



                       PORTER, WRIGHT, MORRIS & ARTHUR LLP
                              41 South High Street
                              Columbus, Ohio 43215
                            Telephone (614) 227-2000
                               FAX (614) 227-2100


                               September 19, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:      Value City Department Stores, Inc.
                  Form 8-K
                  File No. 1-10767

Ladies and Gentlemen:

         On behalf of Value City Department Stores, Inc., ("Value City") pursuant to Regulation S-T under the Securities Exchange Act of 1934, as amended, one copy of Value City's Form 8-K is being transmitted herewith.

         Any questions or comments should be directed to the undersigned at
(614) 227-1953.



                                        Very truly yours,

                                        /s/  Robert J. Tannous

                                        Robert J. Tannous

cc: New York Stock Exchange. (via Edgar)